OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II®
Supplement dated December 15, 2008 to the
Prospectus dated December 28, 2007

This supplement amends the Prospectus of Oppenheimer Principal Protected Main Street Fund II (the "Fund") dated December 28, 2007.

The section "How the Fund is Managed – The Manager – Portfolio Managers" beginning on page 30 is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by Rudi W. Schadt and Sergei V. Polevikov, who are primarily responsible for the day-to-day management of the Fund's investments.

Mr. Schadt has been a Vice President and portfolio manager of the Fund since August 2004. He has been a Vice President, Director of Equity Analytics and Risk in Product Design and Risk Management of the Manager since February 2002 and is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. Prior to joining the Manager in February 2002, he was a Director and Senior Quantitative Analyst from 2000 through 2001 at UBS Asset Management and an Associate Director, Senior Researcher and Portfolio Manager from June 1997 to August 2000 at State Street Global Advisors.

Mr. Polevikov has been a portfolio manager of the Fund since August 2007. He has been an Assistant Vice President of OFI since April 2004 and is a senior research analyst as well as a member of OFI's Product Design and Equity Risk Analytics teams. He is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. Prior to joining OFI, Mr. Polevikov earned an MA in Economics from the University of Houston, from August 1999 through May 2001, and an MBA (with a concentration in finance) from the University of Rochester, from August 2001 through April 2004. Mr. Polevikov was an Economic Research Analyst for the Federal Reserve Bank of Dallas from May 1997 to August 1999.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

December 15, 2008                                                                    PS0711.004